                                                                    Exhibit 3.12



                               FIRST AMENDMENT TO
                 FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED
                                 PARTNERSHIP OF
                       LEPERCQ CORPORATE INCOME FUND L.P.

         This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF LEPERCQ CORPORATE INCOME FUND L.P. (this "Amendment") is made and entered into effective as of June 19, 2003 by and among the entities and individuals signatory hereto.

         A. Lepercq Corporate Income Fund II L.P., a Delaware limited partnership (the "Partnership") is governed by that certain Fifth Amended and Restated Agreement of Limited Partnership, dated effective as of December 31, 1996 (the "Agreement"). Unless otherwise defined, all capitalized terms used herein shall have such meaning ascribed such terms in the Agreement.

         B. Lexington Corporate Properties Trust, a Maryland real estate investment trust ("LXP") is the sole unitholder of each of (i) Lex GP-1 Trust, a Delaware statutory trust ("Lex GP") and (ii) Lex LP-1 Trust, a Delaware statutory trust ("Lex LP"). Lex GP is the general partner of the Partnership, Lepercq Corporate Income Fund II L.P., a Delaware limited partnership, and Net 3 Acquisition L.P., a Delaware limited partnership (collectively, the "Operating Partnerships"). Lex LP is the Initial Limited Partner of each of the Operating Partnerships.

         C. As of the date hereof, LXP has completed the offer and sale (the "Offering") to the Underwriters (as defined in the Underwriting Agreement, dated as of June 10, 2003, by and among Bear, Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Raymond James, Friedman Billings Ramsey, Advest, Inc., BB&T Capital Markets and Ferris, Baker Watts Incorporated, on the one hand, and LXP and the Operating Partnerships, on the other) of 3,160,000 preferred shares of beneficial interest, classified as 8.05% Series B Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of LXP ("Preferred Shares"), pursuant to a prospectus supplement dated June 10, 2003 and the accompanying base prospectus dated April 10, 1998.

         D. The Preferred Shares carry a cumulative preferred dividend and liquidation preference further described in the Articles Supplementary of LXP, dated as of June 17, 2003.

         E. Pursuant to Section 4.2 of the Agreement, the Partnership may issue additional partnership interests to LXP and its affiliates in connection with the issuance of shares by LXP provided LXP makes a capital contribution to the Partnership of the proceeds raised in connection with such issuance.

         F. LXP has agreed to contribute a portion of the proceeds of the Offering to the Partnership in exchange for Series B Preferred Operating Partnership

Units ("Preferred OP Units") in the Partnership to be issued to an affiliate of LXP, Lex LP.

         G. As required by Section 4.2 of the Agreement, the Preferred OP Units have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the Preferred Shares, as further described and set forth in the Certificate of Designation for the Preferred OP Units attached hereto as Annex I (the "Certificate of Designation").

         H. As of the date hereof, and pursuant to the terms of the Agreement, the parties hereto desire to amend the Agreement to reflect the issuance of 2,105,838 Preferred OP Units to Lex LP as well as all other changes in the ownership of Partnership Units since the date of the Agreement by amending and restating Exhibit A to the Agreement and (ii) the admission of Lex LP as a Limited Partner holding Preferred OP Units (a "Preferred Limited Partner").

         NOW, THEREFORE, the undersigned, being desirous of effectuating the foregoing and amending the Agreement accordingly, hereby enter into this Amendment and amend the Agreement as follows:

         1. Certificate of Designation; Preferred Limited Partner. The Agreement is hereby amended to the extent necessary to reflect that the rights, preferences and privileges of the Preferred OP Units and the Preferred Limited Partner, shall be as set forth in the Certificate of Designation which is hereby attached as Annex I to the Agreement and made a part hereof. To the extent there is a conflict between the terms of the Certificate of Designation and the terms of the Agreement, the terms of the Certificate of Designation shall control.

         2. Exhibit A. Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A hereto.

         3. Miscellaneous. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on behalf of the Partnership in accordance with the provisions of Section 14.1 of the Agreement as of the date first written above.

                                            GENERAL PARTNER:

                                            LEX GP-1 TRUST

                                            By:  /s/ T. Wilson Eglin
                                                 -------------------------------
                                                 Name: T. Wislon Eglin
                                                 Title: Vice President

                                    EXHIBIT A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                            Capital          Partnership       Percentage          Redemption
            Name and Address of Partner                 Contribution            Units           Interest          Exercise Date
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL PARTNER
Lex GP-1 Trust                                           $       100             217387            0.87%               N/A

LIMITED PARTNER

Lex LP-1 Trust                                           $       100           21140878           84.28%               N/A

PREFERRED LIMITED PARTNER

Lex LP 1 Trust                                           $52,645,950            2105838          100% (of              N/A
                                                                                                Series B)

SPECIAL LIMITED PARTNERS                                                                          0.43%

Douglas S. Altabef                                                --               6556                                N/A

The LCP Group, L.P.                                               --              28057                                N/A

Ellen C. Monk                                                     --               4066                                N/A

Terrell R. Peterson Trust dtd. 4/5/90                             --               2608                                N/A

E. Robert Roskind Family, L.P.                                    --              41813                                N/A

Richard J. Rouse                                                  --              16063                                N/A

Edward C. Whiting                                                 --               9001                                N/A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                        Capital              Partnership       Percentage      Redemption
            Name and Address of Partner               Contribution              Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY LIMITED PARTNERS

1)  Barngiant Livingston(1)                                                                       0.25%       March 1, 2004

Edward G. Gilbert                                            0.5                 3902

John Heubel                                                 0.25                 1951

Leone Heubel                                                0.25                 1951

Estate of Jacob M. Kirschner                                   1                 7804

Kirschner Brothers Oil Co.                                   2.5                19510

Alvin E. Levine                                                1                 7804

Estate of Antony E. Monk                                   0.001                  406

Ellen C. Monk                                              0.001                  406

Robert W. Pomerantz                                          0.5                 3902

F/B/O Jeffrey W. Pomerantz  (Harry Pomerantz Trust)          0.5                 3902

F/B/O Michele P. Kolz (Harry Pomerantz Trust)                0.5                 3902

Alex Silverman TTEE                                          0.5                 3902

S. Swarzman                                                0.125                  976

D. Swarzman                                                0.125                  976

J. Swarzman                                                0.125                  975

L. Swarzman                                                0.125                  975

2)  Barnhale Modesto                                                                              0.11%       February 1, 2006

Roger Brooks                                                                     1655

----------

(1) For purposes of Section 5.1, Property Limited Partners that contributed interests in Barngiant Livingston (except for Kirschner Brothers Oil Co.) shall be entitled to cash distributions of $2,200 annually in 1996 through 2003, and $350 in 2004.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Caspe                                              115.5                4967

Richard Caspe                                                 77                3311

Richard Jacobson                                                                3311

Dwight L. Long Trust                                                            1655

Albert J. Mintzer, Trustee
Albert J. Mintzer Revocable Trust dtd 3/24/92               38.5                1656

Estate of Thomas S. Nurnberger                                                  1655

Jack Pester                                                   77                3311

Sheldon I. Rips                                            19.25                1655

Renee G. Rubinow Soskin Trust                                                   1655

William A. Stauffer                                        19.25                1656

E. Robert Roskind
 (economic interest only)                                   20.2                 872

Barnes Properties, Inc.
 (economic interest only)                                   20.2                 871

3)  Barnes Rockshire                                                                              0.12%       March 1, 2005

Daniel R. Baty                                                 1                3672

Charles W. Coker, Jr.                                          1                3672

Richard M. Durwood                                           1.5                5508

William Fromm                                                  1                3672

The Residuary Trust U/W Isadore L. Krischner                 0.5                1836

Estate of Antony E. Monk                                   0.001                   4

Ellen C. Monk                                              0.001                   4

Albert Silverman                                               1                3672

Alex Silverman TTEE                                            1                3672

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
R. James Thornton                                              1                3672

4)  Barnvyn Bakersfield                                                                           0.07%       January 1, 2003

John P. Jennings                                                                6257

Robert Miller                                               1.47                5485

(William D.) Kimpton Revocable Trust                        0.26                 978

Jack Brownstein                                                                 5181

5)  Barnhech Montgomery(2)                                                                        0.04%        May 1, 2006

Crestar Bank, Co-Ttee   u/a dtd 1/31/86
James A. Linen IV Irrevocable Trust                            1                1703

Charles R. Perko                                               1                1703

Rogers Living Trust, dtd 10/7/97
William A. Rogers III & Shirley Rogers                       0.5                 852

Herbert G. Roskind, Jr.                                      0.5                 852

Gary Smith                                                     1                1703

Hugh B. Wallis Trust                                         0.5                 852

Jacqueline Gay Gaines                                                           1703

6)  Barnward Brownsville                                                                          0.10%       November 2, 2004

Aaron David Bear                                               1                5424

Robert Bole                                                    1                5424

Barry Pidgeon                                                  1                5424

Gerald J. Riddle                                               1                5424

----------

(2) For purposes of Section 5.1, Property Limited Partners that contributed interests in Barnhech Montgomery shall be entitled to cash distributions of $490 annually in 1996 through 2005, and $163 in 2006.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
E. Robert Roskind
  (economic interest only)                                  0.26                 1428

Barnes Properties, Inc.
  (economic interest only)                                  0.26                 1428

RED BUTTE LIMITED PARTNERS                                                                        5.0%         May 22, 1998

Partners of Barnshore Associates

            -E. Robert Roskind Family L.P.                                       4245

            -Ellen C. Monk                                                       2122

            -Richard J. Rouse                                                    2123

            -Edward C. Whiting                                                   2123

            -Steven Boughner                                                     2123

            -Peter Kinnunen                                                      1061

            -Terrell R. Peterson Trust
                    dtd. 4/5/90                                                  1061

Abbott, Mary I. Family Trust                                                    16921

Babush, R.K.                                                                     1811

Baer, Verdilla                                                                  33842

Barry, Joanne                                                                    8461

Becker, Warren J.                                                               16921

Sharon Bracken, Trustee, Sharon Bracken Marital
Trust                                                                           33842

Calkins, Windsor & Judy                                                         16921

Cherrington, James S.                                                           16921

Dallas, Robert H. (Sr.)                                                         16921

Danzig, Murray (Alan J. Rubens, escrow agent)                                   33842

Diversi, Henry L. (Jr.)                                                         10861

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Dodds, W. Douglas                                                               16921

Dye Investment Properties #1                                                    33842

Ebrahimian (Moosa) Family, L.P.                                                 33842

Falconer Family L.P.                                                            33842

Flake, Rodney J. Trust                                                          16921

The Bud and Mary Lou Flocchini Partnership                                      16921

The Armando J. and Lena Flocchini Family
Partnership                                                                     16921

Gilbert, Peter G.                                                                5431

Golia, Dominick T.                                                              37236

Harrington, Thomas J.                                                           20315

Healey, Thomas J.                                                                3734

Irvin, Tinesley H.                                                              10862

Jacobs, Randolph                                                                33842

Jenkins, Edward Max Trust                                                       16921

Jones, Billy Ray                                                                 5431

Jones, J. Curtis                                                                 2716

Kadish, Rosalyn S.                                                               2716

Kenyon Trust                                                                    38594

Kornman, Jacob S.                                                                1810

Kotkins, Henry L. (Jr.)                                                         33842

Kotkins, Henry L. (Sr.) TTEE                                                    33842

Kremers, Joseph A.                                                              33842

Krone, Marilyn R. Living Trust                                                   8147

Legum, Steven F.                                                                 5431

Manlowe, Donald & Virginia                                                      33842

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Maronick, E. Phil                                                               33842

Martin, Eff W.                                                                   3734

Mathews, Glenna C.                                                              16921

Mazo, (Gerald)/Trust                                                             5431

McGonacle, Linda & Jim                                                          16921

Murphy II, Chester M. Trustee                                                    8460

Murphy, Margaret Trustee                                                         8460

Neiman, H.F.                                                                     1810

Obernauer, Marne (Jr.)                                                          20315

Obie, Gordon T.                                                                 16921

Post, Allen W. (Jr.)                                                            10862

Price, Gerald E.                                                                16921

Rhoad, Estate of Guy C.                                                         37236

Romney, Gloria Lynn & Clark TTEE                                                20315

Schaefer, Robert A.                                                              5431

Schubach, Robert M.                                                             33842

Schwartz, Richard J.                                                            33842

Sherry, Henry I.                                                                 5431

Stephenson, Leroy                                                               33842

Strimatter, Paul L.                                                              8460

Todd, Geils                                                                     33842

Weaver, (The) Judith Family LLC                                                 16921

Weaver, Terry M.                                                                16921

Whitmore, George M. (Jr.)                                                        5431

John C. Williams Trustee, Red Butte Creek Trust                                  2716

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Young, Raymond                                                                   5431

The LCP Group, L.P.                                                            104704

Richard J. Rouse                                                                 9302

EXPANSION LIMITED PARTNERS

1)  Toy Properties Associates II                                                                  0.27%       January 15, 1999

Brooks, Bonnie Jo                                                                 854

Burnett, Pamela A.                                                                569

Carolyn A. Butler                                                                 854

Lee C. Butler                                                                     854

Robert C. Dickson                                                                1707

Patricia E. Dupree                                                               1707

Robert L. Dupree                                                                 1707

Dr. John M. Gallus                                                               1707

W.C. Gilbert                                                                     3414

Robert Hecht                                                                     1707

Lawrence N. Johnson                                                              1707

Jennifer Kastelic                                                                 569

James R. Keller                                                                  1707

Oliver W. Lund                                                                   1707

David L. Mitchell                                                                1707

Lawrence E. Mulkerin                                                             1707

Wayne H. Nay                                                                      853

James E. Rottsolk                                                                1707

Dr. Allen Ruth                                                                   1707

Earl L. Sherron, Jr.                                                             1707

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
John F. Steiner                                                                  1707

Joseph F. Sutter                                                                 1707

WAT Enterprises Limited Partnership ("Thielman")                                 1707

Mary Lou Tillay                                                                  1707

L. Suzan Watson                                                                   569

Zavrski, C . Realty , LLC                                                        1707

O.K.O.W. Investors (Special LP)

(Special LP)                                                                     3628

The LCP Group, L.P.                                                             18065

Richard J. Rouse                                                                 4696

E. Robert Roskind Family, L.P.                                                    327

Ellen C. Monk                                                                     163

Edward C. Whiting                                                                 196

Terrell R. Peterson Trust dtd. 4/5/90                                             131

Peter Kinnunen                                                                    131

2)  Toy Properties Associates V                                                                   0.12%        January 15, 1999

Leonard V. Ackermann, DDS                                                         778

George L. and Donna L. Adams                                                      778

9401 Allied L.P.                                                                  778

John R. Bedingfield, Jr., MD                                                      778

Stephen P. Boger, DDS                                                             778

James L. Bridge, Jr.                                                              778

John Richard Burg, MD                                                             778

Eva P. Csathy                                                                     778

Archie R. and Nancy H. Dykes                                                      778

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
George W. Flynn                                                                  778

Gordon G. Fowler                                                                 778

Burton J. Iverson                                                                778

Douglas A. Jensen                                                                778

James P. Larkin                                                                  778

W. Jack Lovern                                                                   778

Miles A. Nelson                                                                  778

Terry O. Noble                                                                   778

Michael D. O'Leary, DDS                                                          778

Ruth P. Ruben                                                                    778

Thomas T. Schattenberg                                                           778

Robert and Kathleen Schlangen                                                    778

Thomas E. and Connie J. Taff                                                     778

Luis W. and Pacita Tam                                                           778

The LCP Group, L.P.                                                             9601

Richard J. Rouse                                                                1958

E. Robert Roskind Family, L.P.                                                   238

Ellen C. Monk                                                                    119

Edward C. Whiting                                                                146

Terrell R. Peterson Trust dtd. 4/5/90                                             97

Peter Kinnunen                                                                    97

Francois Letaconnoux                                                              51

3)  Fort Street Partners                                                                          0.75%       January 15, 2006

Marilyn Anixter Allen                                                           2262

Robert M. Arnold                                                                6855

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Fred R. Backer                                                                    6855

Clifford C. Burton                                                                6855

Carole Anixter Cohen                                                              2331

Donald De Pinto, MD                                                               6855

Averell Fisk                                                                      2285

Robert Fisk                                                                       9140

James Flood                                                                      27420

Yvonne Anixter Goddard                                                            2262

John Gosselin                                                                     6855

Bruce A. Gregga                                                                   6855

David Haley                                                                       6855

Guenther P. Koenkow                                                               6855

Leonard and Caroline S. Lorberbaum                                               13710

Averell H. Mortimer                                                               6855

David Mortimer                                                                    6855

Gary W. Rollins                                                                  13710

R. Randall Rollins                                                               13710

W. Dieter Tede                                                                    6855

C. Joseph Tyree                                                                   6855

Stephen P. Glennon                                                                1662

E. Robert Roskind                                                                  208

Richard J. Rouse                                                                  4023                        January 15, 1999

The LCP Group, L.P.                                                              13444                        January 15, 1999

         As a result of the merger of the Partnership with Pacific Place Partners Ltd. ("Pacific Place") on March 10, 1997, the General Partner has authorized the issuance of Partnership Units to all former partners of Pacific Place (the "Pacific Place Limited Partners") in the amounts specified on Exhibit A-1 attached hereto and made a part hereof. For purposes of applying the terms and conditions of the Partnership Agreement, the Pacific Place Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, each Pacific Place Limited Partners shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Pacific Place Limited Partners. Taxable income shall be specially allocated to the Pacific Place Limited Partners in an amount equal to, but not in excess of, the cash distributed to the Pacific Place Limited Partners; provided, however, that the Pacific Place Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Pacific Place Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Pacific Place Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Pacific Place Limited Partners' negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on April 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Pacific Place Limited Partner shall have the right (the "Pacific Place Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Pacific Place Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Pacific Place Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i)1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Pacific Place Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Pacific Place Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Pacific Place Limited Partner who is exercising the redemption right (the "Pacific Place Redeeming Partner"). The Pacific Place Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Pacific Place Limited Partner may exercise the redemption rights of such Pacific Place Limited Partner, and such Pacific Place Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Pacific Place Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Pacific Place Limited Partner.

         The Partnership Units held by the Pacific Place Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         The Partnership hereby covenants not to dispose of its interest in those certain properties located at 6 Doughton Rd., New Kingston, Pa., 34 E. Main St., New Kingston, Pa., and 245 Salem Church Rd., Mechanicsburg, Pa., (the "Replacement Property") prior to March 1, 2002 without the prior consent of the holders of fifty one percent (51%) of the Partnership Units held by Pacific Place Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to dispose of the Replacement Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to April 15, 1999, then the General Partner shall provide prompt written notification to the Pacific Place Limited Partners of such disposition and each such Pacific Place Limited Partner may exercise its Pacific Place Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Pacific Place Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Pacific Place Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Pacific Place Redeeming Partner as a sale of the Pacific Place Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Pacific Place Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Pacific Place Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
PACIFIC PLACE LIMITED PARTNERS                                                                    1.57%        April 15, 1999

Dr. Stuart D. Aaron                                                                1543

Dr. Kenneth H. Adler                                                                772

Dr. Norman I. Agin                                                                 1543
James J. Akers, Trustee
  u/a dated 12/28/90                                                                771

Phyllis M. Akers, Trust                                                             772

Douglas J. Backman                                                                 1543

C. Peter Beler                                                                     1543

William C. Butcher                                                                  386

Shoppers Village Associates
c/o Steven H. Caller                                                               1543

Steven H. Caller                                                                   1188

Chappy Partners                                                                   72000

Louis G. Chiodini                                                                   772

Harry S. Cohen                                                                     1543

Robert S. Cohen                                                                    1543

Dr. Robert L. Diaz                                                                 3085

Marvin J. Dolinka                                                                   772

William D. Evans                                                                   1543

Elizabeth A. Fendell                                                                772

Dr. Gerald Finerman                                                                1543

Ronald T. Fredette                                                                 2314

David Freishtat and
 Paul Sandler                                                                      1157

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Dr. & Mrs. Mithlesh Govil                                                          1543

Marilyn R. Heller Trust                                                            1543

Joe M. Henson                                                                      1543

Gloria Hillman                                                                      771

Dr. Phillip L. Horowitz                                                            1543

Investment Capital Associates                                                      1619

ICA Pacific Place, Inc.                                                            3373

John C. Isaacs, III Ranch, Ltd.                                                    1543

Sam S. Isaacs Ranch, Ltd.                                                          1542

Marsha Caller Jaffee                                                               1188

Dr. Bernard J. Judis                                                                771

David A. Katz                                                                       772

Jay Latterman and
   Jack Goldsmith                                                                   385

Earl M. Latterman                                                                   772

Bernard B. Latterman                                                                772

King Laughlin                                                                      1687

Stephen P. Lawrence                                                               89300

Martin C. Leibowitz Revocable Trust                                               98906

Barry Z. Liber                                                                     3085

Ronald U. Lurie                                                                     772

John McCallum                                                                      1620

Richard G. McCauley                                                                1543

Warren G. Moses                                                                    1543

Richard Mrad                                                                       5399

Dr. Vijayachandra S. Nair                                                          1543

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         Capital             Partnership       Percentage      Redemption
            Name and Address of Partner                Contribution             Units           Interest      Exercise Date
-------------------------------------------------------------------------------------------------------------------------------
Godfrey P. Padberg                                                                 1543

Pell Holdings                                                                     39100

Irving L. Peterson                                                                 1543

John Allen Pierce                                                                  1687

Dr. Sonja S. Pinsky                                                                1543

Lawrence Raskin                                                                    1296

Ernest E. & Mary B. Renaud                                                         1543

Irving Rosenstein                                                                  1188

Arthur R. Salomon                                                                  2314

David Sandler & Paul Freishtat                                                      386

Dr. Sylvan Sarasohn                                                                1543

Dr. Michael J. Schou                                                               1543

Antonia Shusta                                                                      386

Dr. William R. Sloan                                                               1543

Irving Spivak                                                                       772

Jeffrey P. Stern                                                                   1543

Dr. William Sternfeld                                                              1543

Dr. Norman A. Stokes                                                                771

Marilyn A. Teague Revocable Trust                                                  1543

James M. Tushman                                                                   1543

Thomas E. Tushman                                                                   771

Dr. & Mrs. Irving Waldman                                                           771

Mr. & Mrs. Neil Wolfson                                                            1543

Andrew S. Wolfson                                                                  1543

         As a result of the contribution of the interests in the Phoenix Hotel Associates Limited Partnership ("Phoenix") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former partners of Phoenix (the "Phoenix Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Phoenix Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Phoenix Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, each Phoenix Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Phoenix Limited Partners. Pursuant to the General Partners' authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Phoenix Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Phoenix Limited Partners; provided, however, that the Phoenix Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Phoenix Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Phoenix Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Phoenix Limited Partners' negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Phoenix Limited Partner shall have the right (the "Phoenix Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Phoenix Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Phoenix Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Phoenix Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Phoenix Limited Partner) delivered to the General Partner and LXP on a

Notice Date by the Phoenix Limited Partner who is exercising the redemption right (the "Phoenix Redeeming Partner"). The Phoenix Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Phoenix Limited Partner may exercise the redemption rights of such Phoenix Limited Partner, and such Phoenix Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Phoenix Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Phoenix Limited Partner.

         The Partnership Units held by the Phoenix Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         The Partnership hereby covenants not to permit Phoenix to dispose of its interest in those certain properties acquired by Phoenix in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Phoenix and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Phoenix Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Phoenix to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Phoenix to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Phoenix Limited Partners of such disposition and each such Phoenix Limited Partner may exercise its Phoenix Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Phoenix of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Phoenix Limited Partners and shall cause LCIF to distribute cash to the Phoenix Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Phoenix Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the

Specified Redemption Date. Each of the Phoenix Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Phoenix Redeeming Partner as a sale of the Phoenix Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Phoenix Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Phoenix Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                        Capital            Partnership     Percentage        Redemption
           Name and Address of Partner               Contribution             Units         Interest       Exercise Date
---------------------------------------------------------------------------------------------------------------------------
PHOENIX LIMITED PARTNERS                             (Class A Units
                                                      Contributed)                            3.56%        January 15, 1999

James Berdell                                              0.25              12272

Kemp Biddulph Revocable Trust dtd. 5/6/83                   0.5              24546

Melissa Thaler Brody                                                          1000

Blair E. Clarkson
(Merrill Lynch)                                                                250

Thomas B. Clarkson                                                             250

John H. Clarkson                                                               250

Robert W. Clarkson as custodian for John Robert
Wittman                                                                        250

deWilde Family Trust
dtd. 6/21/90                                               0.25              12273

Richard T. Flaute                                           0.5              24546

Frederick Frank                                             0.5              24546

Fremar Company                                           0.1425               6996

Paul Myron Haas Trust                                       0.5              24546

Jerome L. Heard, M.D.                                       0.5              24546

Benjamin Jagendorf, M.D.                                      1              49093

Edward J. Ledder, Trustee

Edward J. Ledder Rev. Trust u/a/d 4/6/90                      1              49093

Karl L. Matthies                                           0.25              12272

Ellen C. Monk                                                                 6136

E. Robert Roskind Family, L.P.                            0.25               12272

Ann B. Schroeder TTEE                                        1               49093

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                        Capital            Partnership     Percentage        Redemption
           Name and Address of Partner               Contribution             Units         Interest       Exercise Date
---------------------------------------------------------------------------------------------------------------------------
Robert E. & Ann B. Schroder Marital Trust U/A
dtd. 1/7/82

Stephanie Seed                                                                 8223

William T. Seed                                                                3000

Benjamin N. Simon                                         0.5                 24546

Terri Simon TTEE                                          0.5                 24546

Ellen B. Soref TTEE                                       0.5                 24546

Ellen Barbara Soref Intervivos Trust

Lewis J. Thaler                                           0.5                 22646

                                                     (Class B Units
                                                      Contributed)

E. Robert Roskind Family, L.P.                            7.5                344663

Terrell R. Peterson Trust
dtd. 4/5/90                                               1.6                 73528

Third Lero Corp.                                    1% G.P. interest          33957

         As a result of the contribution of the interests in the Savannah Waterfront Hotel LLC ("Savannah") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former members of Savannah (the "Savannah Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Savannah Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Savannah Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, each Savannah Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Savannah Limited Partners. Pursuant to the General Partners' authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Savannah Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Savannah Limited Partners; provided, however, that the Savannah Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Savannah Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Savannah Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Savannah Limited Partners' negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Savannah Limited Partner shall have the right (the "Savannah Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Savannah Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Savannah Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Savannah Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Savannah Limited Partner) delivered to the General Partner and LXP on a

Notice Date by the Savannah Limited Partner who is exercising the redemption right (the "Savannah Redeeming Partner"). The Savannah Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Savannah Limited Partner may exercise the redemption rights of such Savannah Limited Partner, and such Savannah Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Savannah Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Savannah Limited Partner.

         The Partnership Units held by the Savannah Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         The Partnership hereby covenants not to permit Savannah to dispose of its interest in those certain properties acquired by Savannah in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Savannah and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Savannah Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Savannah to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Savannah to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Savannah Limited Partners of such disposition and each such Savannah Limited Partner may exercise its Savannah Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Savannah of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Savannah Limited Partners and shall cause LCIF to distribute cash to the Savannah Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Savannah Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the

Specified Redemption Date. Each of the Savannah Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Savannah Redeeming Partner as a sale of the Savannah Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Savannah Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Savannah Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                        Capital           Partnership      Percentage         Redemption
           Name and Address of Partner               Contribution            Units          Interest        Exercise Date
----------------------------------------------------------------------------------------------------------------------------
                                                  (Units Contributed)                         0.99%
SAVANNAH LIMITED PARTNERS                                                                                   January 15, 1999

H. Mitchell Dunn, Jr.                                    1,100               157447

Elizabeth Dunn Shiftan                                     125                17891

Eleanor M. Dunn                                            125                17891

Terrell R. Peterson Trust dtd. 4/5/90                      125                17891

David Walsh                                                275                37361

         As a result of the Partnership having entered into a Contribution Agreement with RBH Ventures, a Washington general partnership on May 8, 1998, pursuant to which the Partnership acquired 51.31% of the net equity value of certain real property located in the city of Anchorage, Alaska, on which is located a commercial building (the "Anchorage Property") from RBH, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to RBH (the "Anchorage Limited Partner"). The Anchorage Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Anchorage Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, the Anchorage Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Anchorage Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Anchorage Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Anchorage Limited Partner; provided, however, that the Anchorage Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Anchorage Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Anchorage Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Anchorage Limited Partner's negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on July 15, 1999, and on each July 15, October 15, January 15 and April 15 thereafter (each a "Notice Date"), the Anchorage Limited Partner shall have the right (the "Anchorage Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Anchorage Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Anchorage Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Anchorage Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Anchorage Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Anchorage Limited Partner who is exercising the redemption right (the "Anchorage Redeeming Partner"). The Anchorage Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Anchorage Limited Partner may exercise the redemption rights of the Anchorage Limited Partner, and the Anchorage Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Anchorage Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Anchorage Limited Partner.

         The Partnership Units held by the Anchorage Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Anchorage Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Anchorage Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Anchorage Redeeming Partner as a sale of the Anchorage Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Anchorage Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Anchorage Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                                                                     Redemption
                                                   Capital            Partnership     Percentage      Exercise
           Name and Address of Partner           Contribution            Units         Interest         Date
------------------------------------------------------------------------------------------------------------------------
ANCHORAGE LIMITED PARTNER                                                                            July 15, 1999

Ronald D. Crockett                                                       97816          0.39%

                  As a result of the Partnership having entered into a Contribution Agreement with Trademark Lancaster L.P., a Texas limited partnership ("Trademark Lancaster") on June 19, 1998, pursuant to which the Partnership acquired from Trademark Lancaster the right, title and interest as a purchaser in the Contract of Sale and Joint Escrow Instructions dated December 16, 1997 between Michaels Stores, Inc. as seller and Trademark Acquisition and Development, Inc. as purchaser (the "Lancaster Contract"), which has as its subject matter all that certain plot, piece, or parcel of land comprising 36.95 acres, together with the buildings and improvements constructed thereon consisting of a one story distribution facility comprising approximately 432,000 square feet (collectively, the "Lancaster California Property"), the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to Trademark Lancaster (the "Trademark Lancaster Limited Partner"). The Trademark Lancaster Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

                  For purposes of Section 5.1 of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

                  For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Trademark Lancaster Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Trademark Lancaster Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Trademark Lancaster Limited Partner; provided, however, that the Trademark Lancaster Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Trademark Lancaster Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Trademark Lancaster Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Trademark Lancaster Limited Partner's negative capital accounts.

                  For purposes of Section 8.4 of the Partnership Agreement, on March 1, 1999, and on each March 1, June 1, September 1, and December 1 thereafter (each a "Notice Date"), the Trademark Lancaster Limited Partner shall have the right (the "Trademark Lancaster Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Trademark Lancaster Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Trademark Lancaster Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Trademark Lancaster Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Trademark Lancaster Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Trademark Lancaster Limited Partner who is exercising the redemption right (the "Trademark Lancaster Redeeming Partner"). The Trademark Lancaster Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Trademark Lancaster Limited Partner may exercise the redemption rights of the Trademark Lancaster Limited Partner, and the Trademark Lancaster Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Trademark Lancaster Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Trademark Lancaster Limited Partner.

                  The Partnership Units held by the Trademark Lancaster Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

                  LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Trademark Lancaster Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Trademark Lancaster Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Trademark Lancaster Redeeming Partner as a sale of the Trademark Lancaster Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Trademark Lancaster Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Trademark Lancaster Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                                                                Redemption
                                            Capital          Partnership       Percentage        Exercise
   Name and Address of Partner            Contribution          Units           Interest           Date
----------------------------------------------------------------------------------------------------------
TRADEMARK LANCASTER LIMITED PARTNER                                                             March 1,
                                                                                                  1999
None                                                                               0

                      COLUMBIA LIMITED PARTNERS SUPPLEMENT

                  As a result of the Partnership having entered into (i) a Contribution Agreement with Columbia Property Associates, a Maryland limited partnership ("CPA") on December 31, 1998, pursuant to which the Partnership acquired an estate-for-years interest in a parcel of real property located in Columbia, Maryland (the "Columbia Property") from CPA, (ii) a Contribution Agreement with The E. Robert Roskind Irrevocable Trust on December 3, 1998 pursuant to which the Partnership acquired a remainder interest in the Columbia Property, (iii) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, (iv) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, and (v) a Contribution Agreement with The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen and Terrell R. Peterson Trust on December 3, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to all former partners of CPA, The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen, Terrell R. Peterson Trust and The E. Robert Roskind Irrevocable Trust (the "Columbia Limited Partners"). The Columbia Limited Partners shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Columbia Limited Partners shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

                  For purposes of Section 5.1 of the Partnership Agreement, each Columbia Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution in respect to the first quarter of 1999.

                  For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Columbia Limited Partners. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Columbia Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Columbia Limited Partners; provided, however, that the Columbia Limited Partners shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Columbia Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner, the Trademark Lancaster Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Columbia Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Columbia Limited Partners' negative capital accounts.

                  For purposes of Section 8.4 of the Partnership Agreement, on December 1, 1999, and on each December 1, March 1, June 1 and September 1 thereafter (each a "Notice Date"), each Columbia Limited Partner shall have the right (the "Columbia Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Columbia Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Columbia Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Columbia Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Columbia Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Columbia Limited Partner who is exercising the redemption right (the "Columbia Redeeming Partner"). The Columbia Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Columbia Limited Partner may exercise the redemption rights of the Columbia Limited Partner, and the Columbia Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Columbia Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Columbia Limited Partner.

                  The Partnership Units held by the Columbia Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

                  The Partnership hereby covenants not to dispose of its interest in the Columbia Property prior to January 1, 2004 except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust.

                  LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Columbia Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Columbia Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Columbia Redeeming Partner as a sale of the Columbia Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Columbia Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Columbia Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                                                                Redemption
                                            Capital          Partnership       Percentage        Exercise
   Name and Address of Partner            Contribution          Units           Interest           Date
-----------------------------------------------------------------------------------------------------------
                                            (Units                                              December 1,
                                          Contributed)                          0.75%              1999
COLUMBIA LIMITED PARTNERS

The LCP Group, L.P.                                             86014

James F. Dannhauser                                               393

E. Robert Roskind Irrevocable Trust                             19231

Peter J. Kinnunen                                                7159

Terrell R. Peterson Trust                                        1349

Frank Bond                                     0.5               3866

Rudolph V. Cassani Family Trust                  1               7731

Elizabeth Dancy                                0.5               3866

David M. Dorsen                                0.5               3866

David D. Eash                                    1               7731

Norma Garman                                   0.5               3866

Richard E. Gilbreath                             1               7731

Lawrence M. Goldberg                             1               7731

Kenneth Kolb                                   0.5               3866

Clyde Locker                                   0.5               3866

Kazuko Price                                   0.5               3866

Blaine Smith                                     1               7731

James R. Snyder                                0.5               3866

John J. Stirk                                  0.5               3866

                         LPM LIMITED PARTNERS SUPPLEMENT

                  As a result of the contribution of 9,900 Class B non-voting shares of common stock (the "Stock") in Leased Properties Management, Inc., a Delaware corporation ("LPM") on June 23, 2000, the General Partner pursuant to
Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to the former holders of the Stock (the "LPM Limited Partner"). The LPM Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the LPM Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

                  For purposes of Section 5.1 of the Partnership Agreement, the LPM Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of LXP in respect of the second quarter of 2000.

                  For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the LPM Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the LPM Limited Partner in an amount equal to, but not in excess of, all cash distributions to the LPM Limited Partner; provided, however, that the LPM Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the LPM Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Pacific Place Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners, the Anchorage Limited Partner, the Trademark Limited Partners, the Columbia Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to use its best efforts during the five-year period ending June 22, 2005 to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the LPM Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the LPM Limited Partner's negative capital accounts.

                  For purposes of Section 8.4 of the Partnership Agreement, on June 23, 2002, and on each June 23, September 23, December 23 and March 23 thereafter (each a "Notice Date"), the LPM Limited Partner shall have the right (the "LPM Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the LPM Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the LPM Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership

Units, or (ii) all of the Partnership Units held by such Partner. The LPM Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the LPM Limited Partner) delivered to the General Partner and LXP on a Notice Date by the LPM Limited Partner who is exercising the redemption right (the "LPM Redeeming Partner"). The LPM Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the LPM Limited Partner may exercise the redemption rights of the LPM Limited Partner, and the LPM Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the LPM Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such LPM Limited Partner.

                  The Partnership Units held by the LPM Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

                  LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the LPM Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the LPM Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the LPM Redeeming Partner as a sale of the LPM Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The LPM Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the LPM Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                                                                Redemption
                                            Capital          Partnership       Percentage        Exercise
   Name and Address of Partner            Contribution          Units           Interest           Date
-----------------------------------------------------------------------------------------------------------
LPM LIMITED PARTNER                                                                              June 23,
                                                                                                   2002
The LCP Group, L.P.                                             83400            0.33%